UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2004

Volume Services America Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31904	13-3870167
(State or other jurisdiction of	(Commission	(IRS Employer Identification No.)
incorporation)	File Number)

201 East Broad Street
Spartanburg, SC		29306
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (864) 598-8600

(Former name or former address, if changed since last report)

Item 12. Disclosure of Results of Operations and Financial Condition.
SIGNATURES
PRESS RELEASE

Form 8-K, Current Report

Item 12. Disclosure of Results of Operations and Financial Condition.

     On February 23, 2004, Volume Services America Holdings, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 30, 2003. A copy of the press release relating to such announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2004	Volume Services America Holdings, Inc.

	By:	/s/Janet L Steinmayer

		Name:	Janet L. Steinmayer
		Title:	Senior Executive Vice President, General Counsel and Secretary